Registration No. 033-06418
1940 Act File No. 811-4946
Rule 497(e)

THOMPSON PLUMB FUNDS, INC.

GROWTH FUND
MIDCAP FUND
BOND FUND

_________________________

Supplement Dated August 6, 2012 to

Statement of Additional Information Dated March 31, 2012

Change in Chairman of the Board of Directors

     The Board of Directors of Thompson Plumb Funds, Inc. (the “Funds”) has elected John W. Feldt to serve as Chairman of the Board of Directors effective July 30, 2012. Mr. Feldt, who is not an “interested person” of the Funds, presently is serving as a Director of the Funds. Donald A. Nichols, who Mr. Feldt is succeeding as Chairman, will continue to serve as an independent Director of the Funds and as chair of the nominating committee.